                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12
 EQUITRUST MONEY MARKET FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

EquiTrust Money Market Fund, Inc.                                March 20, 2003

Dear Shareholders,

     A meeting of the shareholders of EquiTrust Money Market Fund, Inc. (the "Fund") will be held on Wednesday, May 21, 2003 at 8:00 a.m. CST at 5400 University Avenue, West Des Moines, Iowa. This meeting has been called to consider and vote upon the election of directors, the approval of the Amended and Restated Investment Advisory and Management Services Agreement between the Fund and EquiTrust Investment Management Services, Inc. and the retention of Ernst & Young LLP as auditors. YOUR DIRECTORS HAVE UNANIMOUSLY APPROVED ALL PROPOSALS THAT YOU ARE BEING ASKED TO VOTE UPON.

     Some of you will receive multiple proxies because of your ownership of more than one account within the Fund. Your vote is important. To ensure that your vote is counted, it is necessary that you:

-    Review the attached proposals;

-    Complete and sign each proxy card that you receive; and

- Return the proxy card(s) in the enclosed postage-paid envelope as soon as possible. Multiple proxies may be sent in one envelope.

     Your prompt response will save the Fund the expense of additional solicitations. It is our belief that the proposed changes are in the best interest of shareholders and you are encouraged to vote favorably upon all of them.

Sincerely,

/s/ Craig A. Lang

Craig A. Lang
PRESIDENT

                      SEE REVERSE FOR IMPORTANT INFORMATION
                               REGARDING THE FUND

                              IMPORTANT INFORMATION

                        EQUITRUST MONEY MARKET FUND, INC.

                    CHANGE TO SHAREDRAFT PROCESSING FUNCTIONS

Effective May 1, EquiTrust Money Market Fund will move its sharedraft processing functions from Wells Fargo Bank, Iowa to UMB Bank, n.a. In anticipation of this change, EquiTrust Investment Management Services, Inc. will deliver to you a complimentary box of new drafts in mid-April. Beginning May 1, please destroy all drafts that identify Wells Fargo as the paying agent and immediately begin using the new drafts payable through UMB.

Please note that the Fund will continue to clear any drafts written on its account with Wells Fargo for 60 days. After that time, on July 1, the Wells Fargo sharedraft account will be closed. ANY DRAFTS PRESENTED FOR PROCESSING ON THE WELLS FARGO ACCOUNT AFTER JULY 1 WILL BE RETURNED AND YOU WILL BE RESPONSIBLE FOR ANY FEES YOU MAY INCUR DUE TO THE CLOSING OF THIS ACCOUNT.

PLEASE NOTIFY THE FUND IN WRITING OF ANY CHANGES TO YOUR ACCOUNT REGISTRATION(S) OR ADDRESS. SHOULD YOU HAVE ANY QUESTIONS REGARDING THIS CHANGE, YOU MAY CONTACT A MUTUAL FUNDS SERVICE REPRESENTATIVE.

                        EquiTrust Money Market Fund, Inc.
                             5400 University Avenue
                            West Des Moines, IA 50266
                                  877-860-2904

                       EQUITRUST MONEY MARKET FUND, INC.
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (877) 860-2904

                  NOTICE OF EQUITRUST MONEY MARKET FUND, INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2003

                                                                  March 20, 2003

TO THE SHAREHOLDERS OF EQUITRUST MONEY MARKET FUND, INC.:

    Notice is hereby given that a Special Meeting of Shareholders of EquiTrust Money Market Fund, Inc. (the "Fund") will be held at 5400 University Avenue, West Des Moines, Iowa on Wednesday, May 21, 2003, at 8:00 a.m., CST, for the following purposes:

    1. To elect seven (7) directors to serve for a term beginning May 21, 2003 to continue until their successors shall have been duly appointed or elected.

    2. To approve the Amended and Restated Investment Advisory and Management Services Agreement between the Fund and EquiTrust Investment Management Services, Inc.

    3. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 2003.

    4. To transact such other business as may properly come before the Special Meeting.

    Shareholders of record of the Fund at the close of business on March 7, 2003 are entitled to notice of and to vote at the Special Meeting.

    IN ORDER TO AVOID DELAYS AND ADDITIONAL EXPENSE FOR THE FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             /s/ Craig A. Lang
                                                Craig A. Lang
                                                PRESIDENT

                       EQUITRUST MONEY MARKET FUND, INC.
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (877) 860-2904

                                PROXY STATEMENT

                                                                  March 20, 2003

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Fund of proxies to be voted at the Special Meeting of Shareholders of the Fund to be held on May 21, 2003, and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or facsimile by officers or employees of EquiTrust Investment Management Services, Inc., the Fund's Investment Adviser and Distributor, which is located at 5400 University Avenue, West Des Moines, Iowa 50266 (the "Adviser"). EquiTrust Investment Management Services, Inc. also serves as the Fund's Administrator; Principal Underwriter; and Shareholder Service, Dividend Disbursing and Transfer Agent; as well as provides accounting services to the Fund.

    On the matters as to which a choice has been specified by the shareholders on the proxy, the shares of the Fund will be voted accordingly. If no choice is specified, the shares of the Fund will be voted FOR the election of the seven nominees for director as listed in this Proxy Statement; FOR approval of the Amended and Restated Investment Advisory and Management Services Agreement; and FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors. Shareholders who give proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

    A quorum of shareholders is required to take action at the Fund's Special Meeting. A majority of the shares issued and outstanding and entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person will be tabulated by the judges, who will determine whether a quorum is present at the Special Meeting. The judges will treat abstentions as present for the purpose of determining a quorum.

    For purposes of determining the approval of the matters submitted for a vote, abstentions will have the same effect as shares voted against approval of such matters. The details of the three proposals to be voted upon by the shareholders of the Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

    As of March 7, 2003, there were issued and outstanding            shares of
the Fund. Those persons who were shareholders of record at the close of business on March 7, 2003 will be entitled to one vote for each share held.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS JULY 31, 2002 ANNUAL REPORT AND JANUARY 31, 2003 SEMI-ANNUAL REPORT UPON REQUEST. WRITE TO THE FUND AT 5400 UNIVERSITY AVENUE, WEST DES MOINES, IOWA 50266, OR CALL 1-877-860-2904 (U.S. TOLL FREE).

    This Proxy Statement is first being mailed to shareholders of the Fund on or about March 20, 2003.

1.  ELECTION OF DIRECTORS

    At the Special Meeting, seven (7) directors are to be elected to serve for a term to commence on the date of this meeting and continue until their successors shall have been duly appointed or elected. The table below shows the nominees for election to the Board, all of whom, other than Paul E. Larson, Steven W. Plate and Erlin J. Weness, currently serve as directors of the Fund. The nominees for election to the Board of the Fund are also nominees for election to the Boards of EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund (the three funds collectively referred to as the "EquiTrust Funds"), and all the nominees, other than Paul E. Larson, Steven W. Plate and Erlin J. Weness, currently serve as directors/trustees of the EquiTrust Funds. Donald G. Bartling, currently a Board member, will retire from the Board effective
May 21, 2003; Curtis C. Pietz retired effective February 13, 2003.

    At the February 13, 2003 Board of Directors meeting, the directors of the Fund voted to increase the size of the Board from six members to seven. The Nominating Committee of the Board of Directors, which consists of the Fund's independent directors, presented nominations at the Fund's Board meeting held on February 13, 2003. The entire Board of Directors reviewed and approved the slate of nominees on that date. Messrs. Larson, Plate and Weness have been nominated to fill the two vacancies created by the retirement of Messrs. Bartling and Pietz and the new Board position. Prior to the nominations being made, the current Board of Directors met personally with Messrs. Larson, Plate and Weness and additionally reviewed their background and qualifications to serve on the Board. The affirmative vote of a majority of the shares present and entitled to vote will be required to elect the directors.

    It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each nominee has agreed to serve as a director of the Fund if elected; however, should any nominee become unwilling or unable to accept election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Directors.

    The following table lists each nominee for director and his age; address; principal occupation and other business affiliations; the year in which each nominee was first elected a director of the Fund, if applicable; the number of portfolios in the complex to be overseen by each nominee and other directorships held by each nominee.

                             NOMINEES FOR DIRECTOR

                                           TERM OF                                 NUMBER OF
                                           OFFICE &                              PORTFOLIOS IN
                                            LENGTH                                FUND COMPLEX
NAME, ADDRESS           POSITION(S) HELD   OF TIME     PRINCIPAL OCCUPATION(S)   TO BE OVERSEEN     OTHER DIRECTORSHIPS
AND AGE                    WITH FUND      SERVED(1)    DURING PAST FIVE YEARS      BY NOMINEE         HELD BY NOMINEE
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS/
NOMINEES(2)
Craig A. Lang (51)*     President and     Since 2002  Dairy Farmer; Chairman           13        None
                        Director                      and Director, FBL
                                                      Financial Group, Inc.;
                                                      President and Director,
                                                      Iowa Farm Bureau
                                                      Federation and other
                                                      affiliates of the
                                                      foregoing; Director,
                                                      American Farm Bureau
                                                      Federation, Farm Bureau
                                                      Mutual Insurance Company,
                                                      Western Agricultural
                                                      Insurance Company and
                                                      Western Ag Insurance
                                                      Agency, Inc.; President
                                                      and Trustee, EquiTrust
                                                      Variable Insurance
                                                      Series Fund; Member,
                                                      Growmark, Inc.
                                                      Coordinating Committee;
                                                      past member, Cattlemen's
                                                      Beef Board
William J. Oddy (58)*   Chief Executive   Since 1981  Chief Executive Officer          13        Director, American Equity
                        Officer and                   and Management Director,                   Investment Life Insurance
                        Director                      FBL Financial                              Company, Berthel
                                                      Group, Inc.; Chief                         Fisher & Company, Inc.
                                                      Executive Officer, Farm                    and Berthel Fisher &
                                                      Bureau Life Insurance                      Company Financial
                                                      Company and other                          Services, Inc.
                                                      affiliates of the
                                                      foregoing, Farm Bureau
                                                      Mutual Insurance Company
                                                      and Western Farm
                                                      Insurance Agency; Chief
                                                      Executive Officer and
                                                      Director, EquiTrust Life
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing and RIK, Inc.;
                                                      Chief Executive Officer
                                                      and Manager, EquiTrust
                                                      Marketing Services, LLC;
                                                      Chief Executive Officer,
                                                      Chief Financial Officer
                                                      and Director,

                                           TERM OF                                 NUMBER OF
                                           OFFICE &                              PORTFOLIOS IN
                                            LENGTH                                FUND COMPLEX
NAME, ADDRESS           POSITION(S) HELD   OF TIME     PRINCIPAL OCCUPATION(S)   TO BE OVERSEEN     OTHER DIRECTORSHIPS
AND AGE                    WITH FUND      SERVED(1)    DURING PAST FIVE YEARS      BY NOMINEE         HELD BY NOMINEE
--------------------------------------------------------------------------------------------------------------------------

                                                      EquiTrust Investment
                                                      Management Services,
                                                      Inc.; Chief Executive
                                                      Officer and Trustee,
                                                      EquiTrust Variable
                                                      Insurance Series Fund;
                                                      President and Director,
                                                      FBL Real Estate Ventures,
                                                      Ltd.; Vice President,
                                                      Western Computer
                                                      Services, Inc.
INDEPENDENT DIRECTORS/
NOMINEES
Erwin H. Johnson (60)   Director          Since 1989  Farmer; Owner and                13        Director, First Security
1841 March Avenue                                     Manager, Center View                       Bank and Trust Co.
Charles City, Iowa                                    Farms Co.; Farm Financial                  (Charles City, Iowa)
50616-9115                                            Planner; Iowa State
                                                      University Cooperative
                                                      Extension Service Seed
                                                      Sales; Syngenta;
                                                      Director, Iowa 4-H
                                                      Foundation and Ag
                                                      Ventures Alliance;
                                                      Council Member, West St.
                                                      Charles United Methodist
                                                      Church
Kenneth Kay (60)        Director          Since 1996  President, K-Ranch Inc.          13        Director, First Whitney
51606 590th Street                                                                               Bank & Trust (Atlantic,
Atlantic, Iowa                                                                                   Iowa)
50022-8233
Paul E. Larson (50)     N/A               Nominee     Part-time consultant,            13        Nominee, Board of
588 Chardonnay Point                                  Scarborough Retirement                     Directors,
Waukee, Iowa                                          Services, LLC; retired                     Wellmark, Inc.
50263                                                 President, Equitable Life
                                                      Insurance Company of Iowa
                                                      and related entities
Steven W. Plate (47)    N/A               Nominee     CPA/Owner, Plate,                13        None
c/o Plate, Baker & Co.                                Baker & Co., P.C.,
1003 Main Street                                      Certified Public
Grinnell, Iowa                                        Accountants
50112

                                           TERM OF                                 NUMBER OF
                                           OFFICE &                              PORTFOLIOS IN
                                            LENGTH                                FUND COMPLEX
NAME, ADDRESS           POSITION(S) HELD   OF TIME     PRINCIPAL OCCUPATION(S)   TO BE OVERSEEN     OTHER DIRECTORSHIPS
AND AGE                    WITH FUND      SERVED(1)    DURING PAST FIVE YEARS      BY NOMINEE         HELD BY NOMINEE
--------------------------------------------------------------------------------------------------------------------------

Erlin J. Weness (58)    N/A               Nominee     Owner and Operator,              13        Director, First State
1620 Pinewood Drive                                   Weness Consulting;                         Bank Southwest
Worthington, Minnesota                                Extension Educator -                       (Worthington, Minnesota),
56187                                                 Farm Management,                           First State Insurance
                                                      University of Minnesota                    Agency (Worthington,
                                                                                                 Minnesota) and First
                                                                                                 Rushmore Bancorporation
                                                                                                 (Worthington, Minnesota)

------------------------

  1 Each director shall serve as a director of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until his successor is elected and qualified, or until such director dies, resigns or is removed.
  2 All interested directors maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
  * "Interested Person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Lang and Oddy are interested directors of the Fund by virtue of their positions with the Adviser and/or affiliated persons of the Adviser.

   The directors affiliated with the Adviser serve without any compensation from the Fund. Each director who is not affiliated with the Adviser receives an annual retainer of $5,000 for serving on the boards of all EquiTrust Funds and a fee of $1,000 plus expenses for each meeting of the EquiTrust Funds attended. A fee of $250 is paid for each telephonic board or committee meeting attended. The table below shows the aggregate compensation paid to each director by the Fund for its fiscal year ended July 31, 2002. The last column of the table shows the total compensation received by the directors for the fiscal year ended July 31, 2002 for services as a director of the Fund and the other EquiTrust Funds (EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund).

                                                                                      TOTAL COMPENSATION
                                   AGGREGATE            PENSION AND RETIREMENT         FROM ALL FUNDS IN
                               COMPENSATION FROM       BENEFITS ACCRUED AS PART          THE EQUITRUST
NAME OF DIRECTOR                   THE FUND                OF FUND EXPENSES                 COMPLEX
------------------------------------------------------------------------------------------------------------
Mr. Bartling*                       $3,167                        $0                        $9,500
------------------------------------------------------------------------------------------------------------
Mr. Johnson                          3,167                         0                         9,500
------------------------------------------------------------------------------------------------------------
Mr. Kay                              3,167                         0                         9,500
------------------------------------------------------------------------------------------------------------
Mr. Pietz*                           3,167                         0                         9,500
------------------------------------------------------------------------------------------------------------
Mr. Lang**                               0                         0                             0
------------------------------------------------------------------------------------------------------------
Mr. Oddy**                               0                         0                             0
------------------------------------------------------------------------------------------------------------
Mr. Wiederstein**                        0                         0                             0
------------------------------------------------------------------------------------------------------------

  * Mr. Bartling will resign from the Fund effective May 21, 2003; Mr. Pietz resigned from the Fund effective February 13, 2003.
 ** Interested persons of the Fund. Mr. Wiederstein resigned from the Fund and Mr. Lang was elected as a director of the Fund effective February 14, 2002.

   Directors and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits.

COMMITTEES OF BOARD OF DIRECTORS AND MEETING ATTENDANCE

    The Board of Directors has established an Audit Committee. The Audit Committee of the Fund recommends the selection of independent auditors for the Fund, reviews with such independent public accountants the planning, scope and results of their audit of the Fund's financial statements and the fees for services performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee is comprised of only independent directors. The current members are Messrs. Bartling, Johnson, and Kay. The Audit Committee met twice during the fiscal year ended July 31, 2002.

    The Board of Directors has also established a Nominating Committee. The Nominating Committee of the Fund selects and nominates all nominees for those director positions to be held by individuals who are not interested persons of the Fund. The Nominating Committee consists of only independent directors. The current members are Messrs. Bartling, Johnson, and Kay. The Nominating Committee did not hold a meeting during the fiscal year ended July 31, 2002. The Nominating Committee has met twice during the current fiscal year. Because the Fund does not hold regular shareholder meetings, the Committee has not established procedures for shareholders to submit recommendations for names to the Board of Directors.

    The Fund's Board of Directors held four meetings during the fiscal year ended July 31, 2002. During the last fiscal year, each director attended 75% or more of the Fund's Board meetings, and the committee meetings if a member thereof.

    The following table sets forth the dollar range of securities and shares owned in the Fund by each nominee for director and the aggregate dollar range of securities for all Funds in the EquiTrust Funds complex owned by each nominee for director as of December 31, 2002.

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                DOLLAR RANGE OF       NUMBER OF SHARES    IN ALL FUNDS TO BE OVERSEEN BY NOMINEE IN
NAME OF NOMINEE             SECURITIES IN THE FUND   OWNED IN THE FUND          FAMILY OF INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
INTERESTED NOMINEES:
  Craig A. Lang                  None                    None                       $10,001 - $50,000
  William J. Oddy                $1 - $10,000            4,299.190                  $10,001 - $50,000

INDEPENDENT NOMINEES:
  Erwin H. Johnson               $1 - $10,000            2,483.190                  $50,001 - $100,000
  Kenneth Kay                    $1 - $10,000              308.230                  $1 - $10,000
  Paul E. Larson                 None                    None                       None
  Steven W. Plate                None                    None                       None
  Erlin J. Weness                None                    None                       None
---------------------------------------------------------------------------------------------------------------------

    As of March 7, 2003, the officers and nominees for director as a group owned
of record or beneficially less than      % of the then outstanding shares of the
Fund.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR.

2.  APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AND
MANAGEMENT SERVICES AGREEMENT

    EquiTrust Investment Management Services, Inc. currently serves as the investment adviser for the Fund. The Adviser has served in this capacity since the Fund commenced operations in March, 1981. In addition, the Adviser serves as the Fund's Distributor; Administrator; Principal Underwriter; and Shareholder Service, Dividend Disbursing and Transfer Agent; as well as provides accounting services to the Fund. The Adviser is a wholly owned subsidiary of FBL Financial Services, which is a wholly owned subsidiary of FBL Financial Group, Inc., an Iowa corporation, 62.5% of whose outstanding voting stock is owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. Each of these entities is located at 5400 University Avenue, West Des Moines, Iowa 50266. Kansas Farm Bureau, 2627 KFB Plaza, Manhattan, Kansas 66502, owns 9.0% of the outstanding voting stock of FBL Financial Group, Inc. The Adviser also acts as the investment adviser to individuals, institutions and the other EquiTrust Funds:
EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of affiliated insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company.

    The officers and directors of the Fund hold similar positions with EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund. Some of the officers and the interested directors of the Fund also serve as officers and directors of the Adviser and related entities. The following table lists the current officers and directors of the Fund and their age(s); address(es); principal occupation(s) and other business affiliations, including their position(s), if any, with regard to the Adviser and related entities; the year in which each officer or director was first elected to the Fund; the number of portfolios in the EquiTrust Fund complex to be overseen by each director and other directorships held by each officer or director.

                             OFFICERS AND DIRECTORS

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                              PORTFOLIOS IN
                          POSITION(S)      LENGTH                               FUND COMPLEX
NAME, ADDRESS                HELD         OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                    WITH FUND     SERVED(1)    DURING PAST FIVE YEARS     BY DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
AND OFFICERS(2)
Craig A. Lang (51)*     President and    Since 2002  Dairy Farmer; Chairman        13          None
                        Director                     and Director, FBL
                                                     Financial Group, Inc.;
                                                     President and Director,
                                                     Iowa Farm Bureau
                                                     Federation and other
                                                     affiliates of the
                                                     foregoing; Director,
                                                     American Farm Bureau
                                                     Federation, Farm Bureau
                                                     Mutual Insurance Company,
                                                     Western Agricultural
                                                     Insurance

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                              PORTFOLIOS IN
                          POSITION(S)      LENGTH                               FUND COMPLEX
NAME, ADDRESS                HELD         OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                    WITH FUND     SERVED(1)    DURING PAST FIVE YEARS     BY DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------

                                                     Company and Western Ag
                                                     Insurance Agency, Inc.;
                                                     President and Trustee,
                                                     EquiTrust Variable
                                                     Insurance Series Fund;
                                                     Member, Growmark, Inc.
                                                     Coordinating Committee;
                                                     past member, Cattlemen's
                                                     Beef Board
William J. Oddy (58)*   Chief Executive  Since 1981  Chief Executive Officer       13          Director, American Equity
                        Officer and                  and Management Director,                  Investment Life Insurance
                        Director                     FBL Financial                             Company, Berthel
                                                     Group, Inc.; Chief                        Fisher & Company, Inc.
                                                     Executive Officer, Farm                   and Berthel Fisher &
                                                     Bureau Life Insurance                     Company Financial
                                                     Company and other                         Services, Inc.
                                                     affiliates of the
                                                     foregoing, Farm Bureau
                                                     Mutual Insurance Company
                                                     and Western Farm
                                                     Insurance Agency; Chief
                                                     Executive Officer and
                                                     Director, EquiTrust Life
                                                     Insurance Company and
                                                     other affiliates of the
                                                     foregoing and RIK, Inc.;
                                                     Chief Executive Officer
                                                     and Manager, EquiTrust
                                                     Marketing Services, LLC;
                                                     Chief Executive Officer,
                                                     Chief Financial Officer
                                                     and Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc.; Chief
                                                     Executive Officer and
                                                     Trustee, EquiTrust
                                                     Variable Insurance
                                                     Series Fund; President
                                                     and Director, FBL Real
                                                     Estate Ventures, Ltd.;
                                                     Vice President, Western
                                                     Computer Services, Inc.
Stephen M. Morain (57)  Senior Vice      Since 1982  General Counsel and          N/A          N/A
                        President and                Assistant Secretary, Iowa
                        General Counsel              Farm Bureau Federation;
                                                     General Counsel,
                                                     Secretary and Director,
                                                     Farm Bureau Management
                                                     Corporation; Senior Vice
                                                     President and General

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                              PORTFOLIOS IN
                          POSITION(S)      LENGTH                               FUND COMPLEX
NAME, ADDRESS                HELD         OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                    WITH FUND     SERVED(1)    DURING PAST FIVE YEARS     BY DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------

                                                     Counsel, FBL Financial
                                                     Group, Inc. and other
                                                     affiliates of the
                                                     foregoing, Farm Bureau
                                                     Mutual Insurance Company
                                                     and Western Farm
                                                     Insurance Agency; Senior
                                                     Vice President, General
                                                     Counsel and Manager,
                                                     EquiTrust Marketing
                                                     Services, LLC; Senior
                                                     Vice President, General
                                                     Counsel and Director,
                                                     EquiTrust Investment
                                                     Management Services, Inc.
JoAnn Rumelhart (49)    Executive Vice   Since 2000  Executive Vice President     N/A          N/A
                        President                    and General Manager -
                                                     Life Cos., FBL Financial
                                                     Group, Inc.; Executive
                                                     Vice President and
                                                     General Manager, Farm
                                                     Bureau Life Insurance
                                                     Company and other
                                                     affiliates of the
                                                     foregoing; Executive Vice
                                                     President and Director,
                                                     EquiTrust Investment
                                                     Management
                                                     Services, Inc.; Executive
                                                     Vice President and
                                                     Manager, EquiTrust
                                                     Marketing Services, LLC;
                                                     Executive Vice President,
                                                     EquiTrust Series Fund,
                                                     Inc. and EquiTrust
                                                     Variable Insurance Series
                                                     Fund; Vice President, FBL
                                                     Insurance Brokerage, Farm
                                                     Bureau Mutual Insurance
                                                     Company and other
                                                     affiliates of the
                                                     foregoing
James W. Noyce (47)     Chief Financial  Since 1996  Chief Financial Officer      N/A          N/A
                        Officer, Chief               and Chief Administrative
                        Administrative               Officer, FBL Financial
                        Officer and                  Group, Inc. and other
                        Treasurer                    affiliates of the
                                                     foregoing, Farm Bureau
                                                     Mutual Insurance Company
                                                     and other

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                              PORTFOLIOS IN
                          POSITION(S)      LENGTH                               FUND COMPLEX
NAME, ADDRESS                HELD         OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                    WITH FUND     SERVED(1)    DURING PAST FIVE YEARS     BY DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------

                                                     affiliates of the
                                                     foregoing; Chief
                                                     Financial Officer, Chief
                                                     Administrative Officer
                                                     and Treasurer, EquiTrust
                                                     Series Fund Inc. and
                                                     EquiTrust Variable
                                                     Insurance Series Fund;
                                                     Chief Financial Officer,
                                                     Chief Administrative
                                                     Officer, Treasurer and
                                                     Manager, EquiTrust
                                                     Marketing Services, LLC;
                                                     Chief Executive Officer,
                                                     Western Computer
                                                     Services, Inc.; Vice
                                                     President, Treasurer and
                                                     Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc. and FBL
                                                     Real Estate Ventures,
                                                     Ltd.; President,
                                                     Treasurer and Director,
                                                     FBL Leasing Services,
                                                     Inc.
John M. Paule (46)      Chief Marketing  Since 2000  Chief Marketing Officer,     N/A          N/A
                        Officer                      FBL Financial
                                                     Group, Inc. and other
                                                     affiliates of the
                                                     foregoing, Farm Bureau
                                                     Mutual Insurance Company
                                                     and other affiliates of
                                                     the foregoing; Chief
                                                     Marketing Officer and
                                                     Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc.; Chief
                                                     Marketing Officer and
                                                     Manager, EquiTrust
                                                     Marketing Services, LLC

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                              PORTFOLIOS IN
                          POSITION(S)      LENGTH                               FUND COMPLEX
NAME, ADDRESS                HELD         OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                    WITH FUND     SERVED(1)    DURING PAST FIVE YEARS     BY DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------

Lou Ann Sandburg (54)   Vice President-  Since 1999  Vice President-              N/A          N/A
                        Investments and              Investments and Assistant
                        Assistant                    Treasurer, FBL Financial
                        Treasurer                    Group, Inc. and other
                                                     affiliates of the
                                                     foregoing, Farm Bureau
                                                     Mutual Insurance Company
                                                     and Western Farm
                                                     Insurance Agency; Vice
                                                     President-Investments,
                                                     Assistant Treasurer and
                                                     Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc.; Vice
                                                     President, Assistant
                                                     Treasurer and Manager,
                                                     EquiTrust Marketing
                                                     Services, LLC; Vice
                                                     President, FBL Financial
                                                     Services, Inc. and other
                                                     affiliates of the
                                                     foregoing; Vice President
                                                     and Director, FBL Leasing
                                                     Services, Inc.; Vice
                                                     President, Secretary and
                                                     Director, FBL Real Estate
                                                     Ventures, Ltd.; Vice
                                                     President, Western
                                                     Computer Services, Inc.
Dennis M. Marker (51)   Vice President-  Since 1982  Vice President-              N/A          N/A
                        Investment                   Investment
                        Administration               Administration, FBL
                                                     Financial Group, Inc. and
                                                     other affiliates of the
                                                     foregoing, Farm Bureau
                                                     Mutual Insurance Company
                                                     and Western Farm
                                                     Insurance Agency;
                                                     President and Director,
                                                     EquiTrust Investment
                                                     Management Services,
                                                     Inc.; Vice President-
                                                     Investment Administration
                                                     and Manager, EquiTrust
                                                     Marketing Services, LLC;
                                                     Vice President and
                                                     Director, FBL Leasing
                                                     Services, Inc.

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                              PORTFOLIOS IN
                          POSITION(S)      LENGTH                               FUND COMPLEX
NAME, ADDRESS                HELD         OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                    WITH FUND     SERVED(1)    DURING PAST FIVE YEARS     BY DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------

Sue A. Cornick (42)     Sr. Market       Since 1990  Sr. Market Conduct and       N/A          N/A
                        Conduct and                  Mutual Funds Vice
                        Mutual Funds                 President and Secretary,
                        Vice President               EquiTrust Investment
                        and Secretary                Management Services, Inc.
                                                     and other affiliates of
                                                     the foregoing
Kristi Rojohn (40)      Assistant        Since 1990  Investment Compliance        N/A          N/A
                        Secretary                    Vice President and
                                                     Assistant Secretary,
                                                     EquiTrust Investment
                                                     Management Services, Inc.
                                                     and EquiTrust Marketing
                                                     Services, LLC; Assistant
                                                     Secretary, EquiTrust
                                                     Series Fund, Inc. and
                                                     EquiTrust Variable
                                                     Insurance Series Fund
Susan M. Coombs (42)    Mutual Fund      Since 2002  Mutual Fund Accounting       N/A          N/A
                        Accounting                   Director, EquiTrust
                        Director                     Investment Management
                                                     Services, Inc. and other
                                                     affiliates of the
                                                     foregoing
INDEPENDENT DIRECTORS
Donald G. Bartling      Director         Since 1980  Farmer; Partner, Bartling     13          None
(75)                                                 Brothers Partnership
25718 CR 6                                           (farming business);
Herman, Nebraska                                     Landlord
68029
Erwin H. Johnson (60)   Director         Since 1989  Farmer; Owner and             13          Director, First Security
1841 March Avenue                                    Manager, Center View                      Bank and Trust Co.
Charles City, Iowa                                   Farms Co.; Farm Financial                 (Charles City, Iowa)
50616-9115                                           Planner; Iowa State
                                                     University Cooperative
                                                     Extension Service Seed
                                                     Sales; Syngenta;
                                                     Director, Iowa 4-H
                                                     Foundation and Ag
                                                     Ventures Alliance;
                                                     Council Member, West St.
                                                     Charles United Methodist
                                                     Church

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                              PORTFOLIOS IN
                          POSITION(S)      LENGTH                               FUND COMPLEX
NAME, ADDRESS                HELD         OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                    WITH FUND     SERVED(1)    DURING PAST FIVE YEARS     BY DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------

Kenneth Kay (60)        Director         Since 1996  President, K-Ranch Inc.       13          Director, First Whitney
51606 590th Street                                                                             Bank & Trust (Atlantic,
Atlantic, Iowa                                                                                 Iowa)
50022-8233

------------------------

  1 Each director shall serve as a director of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until his successor is elected and qualified, or until such director dies, resigns or is removed.
  2 All interested directors and officers maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
  * "Interested Person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Lang and Oddy are interested directors of the Fund by virtue of their positions with the Adviser and/or affiliated persons of the Adviser.

   The following table lists additional executive officers and directors of the Adviser who are not directors or officers of the Fund, including their address(es); principal occupation(s) and other business affiliations, including their position(s) with regard to the Adviser and related entities.

NAME AND ADDRESS(1)        POSITION(S) HELD WITH ADVISER          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
Thomas E. Burlingame        Vice President and Director           Vice President - Associate General Counsel,
                                                                  FBL Financial Group, Inc., and other
                                                                  affiliates of the foregoing, Farm Bureau
                                                                  Mutual Insurance Company and Western Farm
                                                                  Insurance Agency; Vice President and Manager,
                                                                  EquiTrust Marketing Services, LLC; Vice
                                                                  President, Secretary and Director, FBL Leasing
                                                                  Services, Inc.
Lynn E. Wilson              Vice President and Director           Vice President - Life Sales, FBL Financial
                                                                  Group, Inc. and other affiliates of the
                                                                  foregoing; President and Manager, EquiTrust
                                                                  Marketing Services, LLC

------------------------

  1 All directors and officers of the Adviser maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.

   The current Investment Advisory and Management Services Agreement ("the Agreement"), dated February 23, 1980, was approved by a vote of at least a majority of the outstanding shares of the Fund and was later amended on December 1, 1996. The Agreement was last presented to the shareholders of the Fund at a meeting on November 14, 1986, for the purpose of approving the continuation of the Agreement. Under the Agreement, the Adviser handles the investment and reinvestment of the Fund's assets and provides for the Fund, at the Adviser's expense, office space and facilities, certain business equipment, advisory, research and statistical facilities, clerical services and personnel as may be necessary to administer the business affairs of the Fund. The Adviser also has agreed to arrange for any of its officers and directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions. The Adviser is not required to pay expenses of the Fund other than as set forth above.

    As compensation for the investment advisory and management services and the aforementioned facilities and administrative services to be provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee of 0.25% of the average daily net assets, accrued daily and payable monthly. The Adviser voluntarily waived its management fee for the Fund effective November 15, 2002; effective January 24, 2003, the Adviser also voluntarily waived 0.25% of the transfer agent fee. These waivers may be revoked at any time at the option of the Adviser. For the fiscal year ended July 31, 2002, the Fund paid the following fees to the Adviser:

Investment advisory and management fees   $69,400
Shareholder service, transfer and
dividend disbursing agent fees             85,031
Accounting fees                            13,880

    These services will continue to be provided by the Adviser after the Amended and Restated Investment Advisory and Management Services Agreement is approved.

    The Adviser also serves as investment adviser for EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund. Each of these Funds contains a money market portfolio with an investment objective similar to that of EquiTrust Money Market Fund, Inc. Each of the money market portfolios has agreed to pay the Adviser an annual management fee of 0.25% of the average daily net assets, accrued daily and payable monthly. The following table summarizes the net assets of the other money market portfolios as of December 31, 2002:

                                                               NET ASSETS AS OF
                     FUND AND PORTFOLIO                       DECEMBER 31, 2002
--------------------------------------------------------------------------------
EquiTrust Series Fund, Inc. - Money Market Portfolio             $4,863,693
--------------------------------------------------------------------------------
EquiTrust Variable Insurance Series Fund - Money Market
Portfolio                                                        $8,149,541
--------------------------------------------------------------------------------

    The Adviser has voluntarily waived certain fees for the Money Market Portfolio of the EquiTrust Series Fund, Inc. These waivers may be revoked at any time at the option of the Adviser. The following table is a summary of the fees waived:

                                      CLASS OF SHARES            BEGINNING DATE OF            AMOUNT OF FEE
           FEE WAIVED                     AFFECTED                     WAIVER                     WAIVED
-----------------------------------------------------------------------------------------------------------------
Management Fees                        Class A and I              January 1, 2002                 0.25%
-----------------------------------------------------------------------------------------------------------------
Administrative Service Fees               Class A                 February 2, 2002                0.25%
-----------------------------------------------------------------------------------------------------------------
Transfer Agent Fees                       Class A                November 22, 2002                0.218%
-----------------------------------------------------------------------------------------------------------------
Accounting Fees                        Class A and I              January 24, 2003                0.05%
-----------------------------------------------------------------------------------------------------------------

    The Agreement continues in effect from year to year as long as its continuation is approved annually by vote of a majority of the Fund's outstanding shares or by its Board of Directors, including, in either event, a majority of those directors who are not parties to such agreement or "interested persons" (as such term is defined in the Investment Company Act of 1940) of any such party except in their capacities as directors of the Fund. It may be terminated without penalty at any time upon 60 days' notice by the Adviser, or by the Fund by vote of the Fund's Board of Directors, or by a majority vote of the Fund's outstanding shares, and will terminate automatically upon assignment. The Agreement was most recently approved for continuance on November 14, 2002, by the Board of Directors, including a vote of a majority of the directors who are not "interested persons" of either party to the Agreement.

    Due to changes in names of both the Fund and the Adviser, the current Agreement has become outdated. The Agreement has been revised to reflect the current names of the Fund and the Adviser and make certain other minor changes to the Agreement, none of which materially affect the nature or level of services provided by the Adviser, or affect the advisory fees paid by the Fund. At its February 13, 2003 meeting, the Board of Directors, including the independent directors, evaluated the Amended and Restated Investment Advisory and Management Services Agreement ("the Amended Agreement") and, believing that the terms of the Amended Agreement are fair and in the best interests of the Fund and its shareholders, approved the Amended Agreement, subject to approval by the shareholders of the Fund.

    In approving the Amended Agreement, the Board of Directors considered, among other factors, the nature and quality of the services provided under the Amended Agreement and the overall fairness of the Amended Agreement to the Fund. The Board also considered that, other than minor changes, the Agreement between the Fund and the Adviser has not been altered.

    An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the Amended Agreement. As defined in the Investment Company Act of 1940, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding voting shares of the Fund, whichever is less. If the shareholders of the Fund do not approve the Amended Agreement, the Fund will continue to operate under the current Agreement. The proposed Amended Agreement will be sent back to the Fund Board of Directors to determine what action is best for the shareholders of the Fund.

    The form of the Amended Agreement for the Fund is attached as Exhibit "A". You should read the form of the Amended Agreement. The description in this Proxy Statement is only a summary of the Amended Agreement.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENT.

3.  SELECTION OF INDEPENDENT AUDITORS

    The members of the Fund's Board of Directors who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP ("E&Y"), independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending July 31, 2003. E&Y has served the Fund in this capacity since 1987 and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of E&Y as independent auditors of the Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of E&Y is expected to be present at the Special Meeting and will be available to respond to any appropriate questions and to make a statement if he or she wishes.

    The following sets forth the fees that E&Y has billed the Fund, the other EquiTrust Funds and to the Adviser and affiliates of the Adviser that provide services to the Fund, for the Fund's most recent fiscal year.

    AUDIT FEES: For the Fund's fiscal year ended July 31, 2002, the aggregate fees billed by E&Y for professional services rendered for the audit of the Fund's financial statements was $9,200.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: E&Y did not provide any financial information systems design and implementation services to the Fund or the Adviser for the Fund's fiscal year ended July 31, 2002.

    ALL OTHER FEES: For the Fund's fiscal year ended July 31, 2002, the aggregate fees billed by E&Y included $1,068 for audit-related expenses of the Fund; $89,157 for fees related to the audits of EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund and $30,000 for services performed by E&Y for companies affiliated with the Fund that provide support for the operations of the Fund.

    The Audit Committee of the Board of Directors of the Fund has reviewed the statement of independence provided by E&Y, considered whether the provision of additional services by the firm is compatible with such firm's independence with respect to the Fund, and concluded that the additional services provided by E&Y does not compromise that firm's independence with regard to the Fund.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                      ADDITIONAL INFORMATION ABOUT MEETING

    SHAREHOLDER PROPOSALS

    Since the Fund does not hold regular meetings of its shareholders, the date of the next special shareholder meeting cannot be anticipated. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if it is called, should submit such proposal to the Fund.

    OWNERSHIP OF FUND SHARES

    To the best of the Fund's knowledge, no shareholder owns greater than 5% of the Fund.

    GENERAL

    Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.

    Failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders.

    IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             /s/ Craig A. Lang
                                                Craig A. Lang
                                                PRESIDENT

                                                                       EXHIBIT A

                          FORM OF AMENDED AND RESTATED
                            INVESTMENT ADVISORY AND
                         MANAGEMENT SERVICES AGREEMENT

    This Agreement made this 23rd day of February, 1980, as amended December 1, 1996 and as further amended and restated the 21st day of May, 2003, by and between EQUITRUST MONEY MARKET FUND, INC., a Maryland corporation (the "Fund"), and EQUITRUST INVESTMENT MANAGEMENT SERVICES, INC., a Delaware corporation ("EquiTrust");

    WHEREAS, the original Agreement between the Fund and EquiTrust made February 23, 1980 was approved by the vote of at least a majority (as defined in the Investment Company Act of 1940 ("ICA")) of the outstanding shares of the Fund and was later amended on December 1, 1996;

    WHEREAS, the Fund and EquiTrust wish to amend and restate the original Agreement as amended (i) to reflect the current names of the Fund and EquiTrust, and (ii) to make other minor modifications; and it is amended and restated hereby:

                                  WITNESSETH:

    In consideration of the mutual covenants herein contained, it is agreed as follows:

    1. ADVISORY SERVICES. EquiTrust shall furnish investment research and advice to the Fund and shall manage the investment and reinvestment of the assets of the Fund and the conduct of its investment business, and matters incidental thereto, all subject to the supervision of the Board of Directors of the Fund (the "Board"), and the provisions of the Articles of Incorporation and By-Laws of the Fund and any resolutions adopted by the Board of Directors of the Fund. EquiTrust shall for all intents and purposes herein provided be deemed an independent contractor and nothing in this agreement shall be construed to constitute EquiTrust an agent of the Fund unless expressly provided herein. The Fund shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice. The services of EquiTrust herein provided are not to be deemed exclusive and EquiTrust shall be free to render similar services or other services to others as long as its services hereunder shall not be impaired thereby.

    2. LIMITATIONS ON ADVISORY SERVICES. EquiTrust shall perform the services under this Agreement subject to the supervision and review of the Board and in a manner consistent with the objectives, policies and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, the provisions of the ICA and the applicable requirements of the Internal Revenue Code of 1986.

    3. DUTIES OF ADVISER. In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, EquiTrust shall, as appropriate and consistent with the limitations set forth in Paragraph 2 hereof:

            (a) perform research and obtain and evaluate pertinent economic, statistical and financial data relevant to the investment policies of the Fund as set forth in the prospectus for the Fund, as amended from time to time;

            (b) make and carry out day-to-day decisions to acquire or dispose of permissible investments, manage the investments and any other property of the Fund, and provide or obtain such services as may be necessary in managing, acquiring or disposing of investments; and

            (c) determine the composition of the assets of the Fund, including the purchase, retention or sale of the securities and cash contained in the Fund.

    4. REPORT TO BOARD. EquiTrust, either through persons employed by it or at its expense, shall furnish to the Board at least once every quarter a schedule of investments and other assets held in the Fund and a statement of all purchases and sales for the Fund, made during the period since the last report.

    5. RECORDS. EquiTrust agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records EquiTrust maintains for the Fund as are required to be maintained pursuant to said rules. EquiTrust agrees that all such records shall be the property of the Fund and shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at EquiTrust's offices upon prior written notice. In the event of termination of this Agreement for any reason, all such records shall be returned promptly to the Fund, free from any claim or retention of rights by EquiTrust. In addition, EquiTrust will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the Board or officers of the Fund or as may be required by any governmental agency having jurisdiction.

    6. EXPENSES. EquiTrust shall at its expense furnish the Fund with office space (in the offices of EquiTrust, or other such place or places as may be agreed upon by the parties) and such office facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel as may be necessary to administer the investment business of the Fund. EquiTrust shall arrange, if desired by the Fund, for officers or employees of EquiTrust to serve without salary from the Fund as Directors, officers or agents of the Fund if duly elected or appointed to such positions by the shareholders of the Fund or by the Board thereof and subject to their individual consent and to any limitations imposed by law. EquiTrust will not be required to pay any other expenses of the Fund other than those expressly enumerated herein; and in particular, but without limiting the generality of the foregoing, EquiTrust will not be required to pay any of the following Fund expenses:
(1) expenses for services rendered by a custodian including those for the safekeeping of the Fund's securities or other property and for keeping its books of account, (2) charges and expenses of independent auditors, legal counsel, any transfer or dividend disbursing agent or any registrar of the Fund, (3) costs of acquiring and disposing of portfolio securities, (4) interest, if any, on the obligations incurred by the Fund, (5) the cost of calculating the net asset value of the Fund as provided in the Articles of Incorporation and By-Laws of the Fund and corporate reports, (6) membership dues in the Investment Company Institute or any similar organization, (7) the cost of reports, notices to shareholders and other shareholder communications and other like miscellaneous expenses, (8) expenses of any registration and qualification of shares of the Fund for sale under federal securities laws and the securities laws of any state or other jurisdiction, (9) telephone and personnel costs incurred by EquiTrust and allocable to the above, (10) taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund or otherwise, and (11) expenses of underwriting and selling shares of stock issued by the Fund. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from EquiTrust as herein provided without first obtaining the written approval of EquiTrust.

    7. COMPENSATION. For the services to be rendered and the charges and expenses assumed and to be paid by EquiTrust as provided herein, the Fund shall pay to EquiTrust compensation at the annual rate of 0.25% (25/100 of 1%) of average net assets of the Fund. Compensation under this agreement shall be calculated and accrued for each business day by applying the annual rate to the net assets of the Fund as of the close of the last business day preceding the day for which the fee is being calculated, and dividing the sum so computed by the number of business days in the fiscal year. The fees thus accrued shall be payable monthly, provided that such compensation shall be paid proportionately for any other period ending with the termination of this agreement.

    8. FUND TRANSACTIONS AND BROKERAGE. EquiTrust agrees to determine the securities to be purchased or sold by the Fund, subject to the provisions of Paragraphs 2 and 3 above, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by EquiTrust, subject to the following limitations.

    EquiTrust is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and will use its best efforts to obtain the most favorable price and efficient execution of the Fund's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data or facilities furnished by the broker-dealer to the Fund.

    If, in the judgment of EquiTrust, the Fund would be benefited by supplemental investment research, EquiTrust is authorized to pay reasonable fees for such information. The expenses of EquiTrust may not necessarily be reduced as a result of receipt of such supplemental information. EquiTrust or any of its affiliates may also use any investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts.

    9. AVOIDANCE OF INCONSISTENT POSITION. In connection with purchases or sales of portfolio securities for the account of the Fund, neither EquiTrust nor any officer, director or shareholder of EquiTrust shall act as principal or receive any commission other than its compensation provided for in this Agreement. Such limitation, however, shall not prohibit the payment of the usual and customary brokerage commissions to any of such parties in the proper case. EquiTrust agrees that in all matters relating to the management of the investment of the assets of the Fund it will act in conformity with the Articles of Incorporation and By-Laws of the Fund and any resolutions adopted by the Board. It is understood and agreed that EquiTrust, by virtue of a separate agreement or agreements with the Fund, may also act as underwriter, distributor, transfer agent and/or shareholder service agent for the Fund, and/or perform accounting services for the Fund, and may be compensated therefor.

    The same securities held by the Fund may also be held by separate investment accounts or other investment companies for which EquiTrust may act as an adviser or by EquiTrust or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by EquiTrust or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other entities for which EquiTrust or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that EquiTrust may make transactions in such securities, in such manner as is deemed equitable to all. To the extent that transactions on behalf of more than one client of EquiTrust during the same period may increase demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

    It is agreed that, on occasions when EquiTrust deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by EquiTrust in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

    10. LIMITATION OF LIABILITY OF ADVISER. EquiTrust shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which this agreement relates, except loss to the Fund resulting from willful misfeasance, bad faith or gross negligence on the part of EquiTrust in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement, except to the extent otherwise provided by law. It is understood that the officers, Directors, agents and shareholders of the Fund are or may become interested in EquiTrust as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of EquiTrust may become similarly interested in the Fund; and that the existence of any such dual interest shall not affect the validity of this Agreement or any transaction hereunder except as provided in the Articles of Incorporation or By-Laws of the Fund or Articles of Incorporation of EquiTrust, or by the specific provisions of applicable law . Any person, even though also employed by EquiTrust, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of EquiTrust.

    11. EFFECTIVE DATE AND TERM. This Agreement shall become effective on the date hereof and shall continue until the close of business on November 15, 1981 and from year to year thereafter, but only so long as such continuance is approved at least annually in a manner consistent with the ICA. It may be terminated at any time without payment of any penalty by vote of the Board or by vote of the holders of a majority of the outstanding shares of the Fund as defined under the ICA or by EquiTrust on sixty (60) days' written notice to the other party. This Agreement may also be terminated at any time without payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that EquiTrust or any officer or director of EquiTrust has taken any action which results in a breach of the covenants of EquiTrust set forth herein. This Agreement shall automatically terminate in the event of its assignment within the meaning of such term under the ICA.

    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the ICA.

    12. NOTICES. Any notices under this Agreement shall be in writing addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

    13. MISCELLANEOUS. The captions in this Agreement are included for convenience or reference only and in no way decline or limit any of the provisions hereof or otherwise effect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund and EquiTrust have caused this Agreement to be executed in their names and on their behalf and under their corporate seals by and through their duly authorized officers all on the day and year first above written.

                                                       [SIGNATURE LINES OMITTED]

[EQUITTRUST MUTUAL FUNDS LOGO]               000000  0000000000  0 0000

                                             000000000.000 ext
                                             000000000.000 ext
                                             000000000.000 ext
   MR A SAMPLE                               000000000.000 ext
   DESIGNATION (IF ANY)                      000000000.000 ext
   ADD 1                                     000000000.000 ext
   ADD 2                                     000000000.000 ext
   ADD 3
   ADD 4                                     HOLDER ACCOUNT NUMBER
   ADD 5
   ADD 6                                     C 1234567890     J N T


                                                 Mark this box with an X if
                                             / / you have made changes to your
                                                 name or address details above.


SPECIAL MEETING PROXY CARD - EQUITRUST MONEY MARKET FUND, INC.

The Board of Directors recommends a vote FOR the following Proposals:

1. Election of Directors
                         FOR   WITHHOLD                           FOR  WITHHOLD
01 - Craig A. Lang       / /     / /       05 - Paul E. Larson    / /    / /

02 - William J. Oddy     / /     / /       06 - Steven W. Plate   / /    / /

03 - Erwin H. Johnson    / /     / /       07 - Erlin J. Weness   / /    / /

04 - Kenneth Kay         / /     / /


                                             FOR   AGAINST ABSTAIN
2. Approval of the Amended and Restated      / /     / /     / /
   Investment Advisory and Management
   Services Agreement

                                             FOR AGAINST ABSTAIN
3. Ratification of the selection of          / /     / /     / /
   independent auditors


AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign your name(s) exactly as show above and date this proxy. If shares are held jointly, both joint owners should sign. If signing as attorney, executor, administrator, guardian or in any other capacity, please give your full title as such.

Signature 1 - Please keep signature within the box        Signature 2 - Please keep signature within the box      Date (mm/dd/yyyy)

_________________________________________________         _________________________________________________       _________________

                                                          2 U P X         H H H         P P P P          0016981

007EQ40001         009CBF

PROXY - EQUITRUST MONEY MARKET FUND, INC.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS MAY 21, 2003

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF EQUITRUST MONEY MARKET FUND, INC.

The undersigned hereby appoint(s) Craig A. Lang, Stephen M. Morain and William
J. Oddy, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 2003 Special Meeting of Shareholders of EquiTrust Money Market Fund, Inc., to be held on May 21, 2003, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING OR IF YOU PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE SIGN, DATE AND MAIL THIS PROXY. A RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

009CCC